SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 26, 2001


                             ALBERTSON'S, INC.
             (Exact Name of Registrant as Specified in Charter)


       Delaware                         1-6187                82-0184434
(State or Other Jurisdiction        (Commission File        (IRS Employer
    of Incorporation)                   Number)            Identification No.)


                            250 Parkcenter Blvd.
                                P.O. Box 20
                             Boise, Idaho 83726
            (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (208) 395-6200


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         Albertson's, Inc. is filing this Current Report on Form 8-K to supplement certain information set forth in its Registration Statement on Form S-3 (Registration No. 333-54998), as filed with the Securities and Exchange Commission on February 5, 2001.

         In connection with the issuance by Albertson's of $200,000,000 aggregate principal amount of its 7.25% Senior Notes due 2013 (the "Notes") and $400,000,000 aggregate principal amount of its 8.00% Senior Debentures due 2031 (the "Debentures"), issued under the Indenture dated as of May 1, 1992 between the Company and U.S. Bank Trust National Association, as trustee (as successor in interest to the corporate trust business of Morgan Guaranty Trust Company of New York), Albertson's entered into an Underwriting Agreement and Pricing Agreements, each dated April 26, 2001, with Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Banc One Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., Wachovia Securities, Inc., First Union Securities, Inc. and The Williams Capital Group, L.P.

Exhibits


Number         Description
------         -----------

    1.1     Underwriting Agreement
    1.2     Pricing Agreement relating to the Notes
    1.3     Pricing Agreement relating to the Debentures



                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBERTSON'S, INC.


                                            By:  /s/ Thomas R. Saldin
                                                 -----------------------------
                                                  Thomas R. Saldin
                                                  Executive Vice President
                                                    and General Counsel


Date:  May 4, 2001